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                                                                    Exhibit 3.11

                             STATE OF NORTH CAROLINA
                      DEPARTMENT OF THE SECRETARY OF STATE
                   CERTIFICATE OF DOMESTIC LIMITED PARTNERSHIP

A. RETURN ACKNOWLEDGEMENT TO:

NAME:

MAILING ADDRESS

CITY/STATE/ZIP

READ INSTRUCTIONS ON REVERIE BEFORE BEGINNING. ATTACH ADDITIONAL
PAGES AS NEEDED.
                                                                    NO. PAGES
                                                                     ATTACHED

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B. NAME OF LIMITED PARTNERSHIP (MUST CONTAIN WORDS "LIMITED PARTNERSHIP") Innovex Support Services Limited Partnership
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C. IF FORMED PRIOR TO OCTOBER 1, 1986, COMPLETE THIS SECTION
COUNTY OF FILING:                                                  COUNTY FILE NUMBER:           DATE OF FILING:
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D. NAME OF REGISTERED AGENT CT Corporation System
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E. ADDRESS OF REGISTERED OFFICE:
STREET NUMBER:                                                     CITY                   NC     ZIP:              COUNTY
225 Hillsborough Street                                            Raleigh                       27603             Wake
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E. ADDRESS OF OFFICE WHERE RECORDS ARE KEPT IF NOT KEPT AT REGISTERED OFFICE
STREET NUMBER:                                                     CITY                   NC     ZIP:              COUNTY
4709 Creekstone Drive                                              Durham                        27703             Durham
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G. LATEST DATE UPON WHICH LIMITED PARTNERSHIP IS TO DISSOLVE: 6/1/2030
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H. COMPLETE FOR EACH GENERAL PARTNER:
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NAME        1. Innovex America Holding Company                                    2.
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STREET/        10 Waterview Blvd.
NUMBER
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CITY           Parsippany, New Jersey 08628
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STATE/         New Jersey 08628
ZIP
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COUNTY         Morris
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NAME        3.                                                                    4.
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STREET/
NUMBER
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CITY
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STATE/
ZIP
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COUNTY
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1. THE FOLLOWING SIGNATURES OF EACH GENERAL PARTNER CONSTITUTE AN AFFIRMATION UNDER THE PENALTIES OF PERJURY THAT THE FACTS HEREIN
ARE TRUE.
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               TYPE OR PRINT FOR EACH GENERAL PARTNER
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1. IF THE GENERAL PARTNER IS AN INDIVIDUAL, COMPLETE THIS SECTION.                                                 DATE
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a. NAME                                                            SIGNATURE
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b. NAME                                                            SIGNATURE
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c. NAME                                                            SIGNATURE
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2. IF THE GENERAL PARTNER IS A CORPORATION OR OTHER ENTITY, COMPLETE THIS SECTION.                                 DATE
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a. NAME OF CORPORATION OR OTHER ENTITY  Innovex America                           NAME OF OFFICER SIGNING Eric Green, Secretary
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   TITLE OF OFFICER SIGNING             Holding Company                           SIGNATURE  /s/ Eric Green        6/5/01
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b. NAME OF CORPORATION OR OTHER ENTITY                                            NAME OF OFFICER SIGNING
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   TITLE OF OFFICER SIGNING                                                       SIGNATURE
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c. NAME OF CORPORATION OR OTHER ENTITY                                            NAME OF OFFICER SIGNING
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   TITLE OF OFFICER SIGNING                                                       SIGNATURE
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Notes: Filing fee is $50.00. This document and one exact or conformed copy must be filed with the Secretary of State

Revised January 2000                                                                                                      Form LP-01
CORPORATIONS DIVISION                                                             P.O. BOX 29622              RALEIGH, NC 27626-0622
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